UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective September 18, 2015, YA Global Master SPV, Ltd. (referred to in this prospectus supplement and in the Company’s prospectus dated June 11, 2015 (the “June 11 Prospectus”) as “the September 2014 Investor”), and the Company agreed, pursuant to a Supplemental Agreement and a September 2014 Warrant Amendment, to amend its September 2014 Warrants, to reduce the exercise price of the September 2014 Warrants to purchase an aggregate of 2,291,832 shares of Common Stock to six cents ($0.06) per share. Previously, before the September 18, 2015 amendment, the exercise price of our September 2014 Warrants varied from $5.544 to $0.43 per share and expired and expired between January 28, 2018 and June 12, 2018. Subject to the satisfaction of normal closing conditions, the September 18, 2015 amendment to the September 2014 Warrants provides that such warrants shall be exercised in full for cash at $0.06 per share within three (3) trading days of the filing with the Commission of this Current Report on Form 8-K and the prospectus supplement to the prospectus in substantially the form attached to this Report as Exhibit 99.1. Except for so reducing the exercise price for cash of the September 2014 Warrants and requiring their exercise in full within the three trading days specified above, no other changes to the September 2014 Warrants were made.

The Supplemental Agreement also amended the terms of the Purchase Agreement between the Company and the September 2014 Investor dated August 20, 2015 (the “August 2015 Purchase Agreement”) to provide the sale by the Company and the purchase by the September 2014 Investor of two additional tranches of Debentures. The Supplemental Agreement provides that the first tranche of $100,000 will close within two (2) trading days of the execution of the Supplemental Purchase Agreement and that the second tranche of $100,000 will close upon the filing of a Registration Statement on Form S-1 to register the common stock underlying the Debentures. The terms of the new Debentures are to be essentially identical to those of the Debentures sold pursuant to the August 2015 Purchase Agreement, as described in the Company’s Current Report on Form 8-K filed with the Commission on August 26, 2015), with the Company updating certain of its representations and warranties set forth in the August 2015 Purchase Agreement in connection with the sale of the new Debentures.

In connection with the sale of the new Debentures, the Company also agreed to issue to the September 2014 Investor three-year warrants applicable to each Debenture to purchase the number of shares of common stock of the Company determined by dividing the principal amount of the applicable Debenture by a “Reference Price.” The Reference Price is to be equal to 120% of the last reported closing price of the Company’s common stock on the applicable closing date of the sale of each tranche of new Debentures. The respective exercise prices of the new warrants is to be the Reference Price determined as aforesaid.

The registration rights agreed upon and applicable to the shares of our common stock issuable upon conversion of the new Debentures and underlying the new warrants are the same as those provided in the Registration Rights Agreement entered into in connection with the August 2015 Purchase Agreement and described in our current Report on Form 8-K filed with the Commission on August 26, 2015, pursuant to which the Company agreed to file a registration statement for the resale of shares of common stock issuable upon conversion of, or payable as interest on, the Debentures, and the common stock issuable upon exercise of the warrants, within 45 days of the closing date of the August 2015 Purchase Agreement, and to have such registration statements become effective within 120 days of the closing date of the Purchase Agreement.

The foregoing descriptions of the Supplemental Purchase Agreement and September 2014 Warrant Amendment are not complete and are qualified in their entirety by reference to the full text of the documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The amended warrants described above have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Any issuances of securities to the September 2014 Investor in relation to the reduction the exercise price of the September 2014 Warrants were made by the Company in reliance upon the exemptions from registration under Section 3(a)(9) of the Securities Act of 1933, for securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange or under Section 4(2) of the Securities Act of 1933.

The offers, sales and issuances of the other securities described above were deemed to be exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The offers, sales and issuances of the securities that were deemed to be exempt in reliance upon Section 4(a)(2) were each transactions not involving any public offering, and the recipient of these securities was an accredited investor within the meaning of Rule 501 of Regulation D of the Securities Act who was acquiring the applicable securities for investment and not distribution and had represented that they could bear the risks of the investment. The recipient of securities in these transactions had adequate access, through employment, business or other relationships, to information about us.

No underwriters were involved in the foregoing issuances of securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Supplemental Agreement, dated September 18, 2015 between the Company and the September 2014 Investor.

10.2	September 2014 Warrant Amendment, dated September 18, 2015.

99.1	Form of Prospectus Supplement No. 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

/s/ Jeffrey Goh
Jeffrey Goh
President and Interim Chief Executive Officer
Date: September 18, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Supplemental Agreement, dated September 18, 2015 between the Company and the September 2014 Investor.

10.2	September 2014 Warrant Amendment, dated September 18, 2015.

99.1	Form of Prospectus Supplement No. 2.